SUPPLEMENT TO THE
FIDELITY(registered trademark) AGGRESSIVE
GROWTH FUND
JANUARY 29, 2000
PROSPECTUS

The following information replaces similar information under the heading "Average Annual Returns" found in the "Performance" section on page 4.

For the periods ended         Past 1 year  Past 5 years  Life of fund
December 31, 1999

Aggressive Growth              103.02%     40.47%        31.65%A

Russell Midcap Growth Index    51.30%      28.02%        21.98%B

Lipper Mid Cap Funds Average   39.18%      23.24%        n/a

A FROM DECEMBER 28, 1990.

B FROM DECEMBER 31, 1990.

   The following information replaces similar information fund in the "Fund Management" section on page 21.

   Robert Bertelson, is vice president and manager of Aggressive
Growth Fund, which he has managed since February 2000. Previously, he managed other Fidelity funds. Since joining Fidelity in 1991, Mr.
Bertelson has worked as an analyst and manager.


SUPPLEMENT TO THE
FIDELITY(registered trademark) GROWTH COMPANY FUND
JANUARY 29, 2000
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 16.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 16.

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 16.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended November 30, 1999, or calendar year ended December 31, 1999, as applicable.

COMPENSATION TABLE


Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Growth CompanyB,C,D          Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

Ralph F. Cox                 $ 3,751                      $ 217,500

Phyllis Burke Davis          $ 3,604                      $ 211,500

Robert M. Gates              $ 3,727                      $ 217,500

E. Bradley Jones****         $ 3,728                      $ 217,500

Donald J. Kirk               $ 3,733                      $ 217,500

Ned C. Lautenbach***         $ 734                        $ 54,000

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 3,668                      $ 214,500

Gerald C. McDonough          $ 4,614                      $ 269,000

Marvin L. Mann               $ 3,727                      $ 217,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 3,653                      $ 213,000


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fund are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,739; Phyllis Burke Davis, $1,739; Robert M. Gates, $1,739; E. Bradley Jones, $1,739; Donald J. Kirk, $1,739; William O. McCoy, $1,739; Gerald C. McDonough, $1,739; Marvin L. Mann, $1,739; and Thomas R. Williams, $1,739.

D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $1,448; Marvin L. Mann, $110; William O. McCoy, $1,448; and Thomas R. Williams, $1,448.